UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

EDGEWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15333 Avenue of Science
San Diego, CA 92128
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Partners for Growth Loan

EdgeWave, Inc. (“Edgewave”) entered into a Loan and Security Agreement (the “Loan Agreement”) and certain other loan documents with Partners for Growth III, L.P. (“PFG”),  effective January 30, 2012. Pursuant to the terms of the Loan Agreement, PFG provided EdgeWave with a loan in the amount of $1,500,000 (the “Loan”).

The principal amount of the Loan shall be repaid in 36 equal monthly principal payments of $41,666.67 each, plus interest, commencing on March 1, 2012.  The principal of the Loan may not be prepaid in whole or in part during the first year from the effective date. During the second year from the effective date, EdgeWave may prepay the Loan in whole or in part subject to payment of a prepayment fee equal to three percent (3%) of the amount(s) prepaid. During the third year from the effective date and prior to the maturity date, EdgeWave may prepay the Loan in whole or in part subject to payment of a prepayment fee equal to two percent (2%) of the amount(s) prepaid. The annual interest rate on the Loan is 9.75%, fixed, payable on the first day of each month for interest accrued during the prior month.  The obligations under the Loan Agreement are secured by a security interest in collateral comprised of substantially all of EdgeWave’s assets. In connection with the security interest, EdgeWave entered into an Intellectual Property Security Agreement. Pursuant to the terms of the Loan Agreement, EdgeWave paid PFG a one-time commitment fee of $22,500 and agreed to reimburse PFG for PFG’s reasonable attorneys’ fees in connection with the negotiation of the Loan Agreement.

The Loan Agreement contains affirmative, negative and financial covenants customary for credit facilities of this type, including, among other things, limitations on indebtedness, liens, sales of assets, mergers, investments, and dividends.  The Loan Agreement also requires that EdgeWave maintain a Cumulative Modified Net Income / Loss (as defined in the Loan Agreement) of not less than ($3,000,000) during the calendar year 2012 (with dollar figures in parentheses denoting a negative number).  The Loan Agreement requires for each month during the first calendar quarter of 2013, on a rolling three-month basis, that EdgeWave  maintain Modified Net Income / (Loss) of at least eighty percent (80%) of EdgeWave’s Board-approved forecast/financial plan for Modified Net Income / (Loss) for such period. For periods after the first calandar quarter of 2013, Edgewave must maintain a Modified Net Income/(Loss) of at least $1.00 on a rolling three-month basis, tested monthly at the end of each month.  In addition, the Loan Agreement contains events of default provisions customary for credit facilities of this type (with grace or cure periods, as applicable) and provides that upon the occurrence and during the continuance of an event of default, among other things, the interest rate on all borrowings will be increased, the payment of all borrowings may be accelerated, and PFG shall be entitled to exercise all of its rights and remedies, including remedies against the collateral.

The full text of the Loan Agreement and the Intellectual Property Security Agreement are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the execution of the Loan Agreement, EdgeWave issued warrants (the “Warrants”) to PFG and its designees — Montage Capital, LLC, Silicon Valley Bank, and PFG Equity Investors, LLC, which allows PFG and its designees to purchase up to 450,000 shares of EdgeWave common stock at an exercise price equal to $0.35 per share. The Warrant expires on January 30, 2017. The full text of the Warrants is attached as Exhibits 4.1 to 4.4 to this Current Report and is incorporated by reference herein.

The foregoing does not constitute a complete summary of the terms of the Loan Agreement or the above-listed ancillary transaction documents, which are attached as Exhibits.  The descriptions of the terms of such agreements are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure requirement of this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the execution of the Loan Agreement, EdgeWave issued warrants to PFG and its designees (the “Warrant”) in consideration of the payment of $1,795.45 pursuant to the Warrant Purchase Agreements, dated as of January 30, 2012 by and between EdgeWave and PFG and its designees (the “Warrant Purchase Agreement”).  The Warrant allows PFG and its designees to purchase up to 450,000 shares of EdgeWave common stock at an exercise price equal to $0.35 per share. The Warrant expires on January 30, 2017.

The Warrant and the shares of common stock to be issued upon exercise of the Warrant have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities law and were sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. Neither the Warrant nor the shares of common stock issuable upon exercise of the Warrant may be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

The full text of the Warrants and the Warrant Purchase Agreements are attached as Exhibits 4.1 to 4.4, respectively, to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Partners for Growth III, L.P.
4.2	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to PFG Equity Investors, LLC
4.3	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Montage Capital, LLC
4.4	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Silicon Valley Bank
10.1	Loan And Security Agreement between EdgeWave, Inc., and Partners for Growth III, L.P., dated January 30, 2012
10.2	Intellectual Property Security Agreement between EdgeWave, Inc., and Partners for Growth III, L.P., dated January 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EDGEWAVE, INC

Date: February 16, 2012	By:	/s/ Louis E. Ryan
Louis E. Ryan
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description
4.1	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Partners for Growth III, L.P.
4.2	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to PFG Equity Investors, LLC
4.3	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Montage Capital, LLC
4.4	Warrant to purchase EdgeWave common stock dated January 30, 2012, issued to Silicon Valley Bank
10.1	Loan And Security Agreement between EdgeWave, Inc., and Partners for Growth III, L.P., dated January 30, 2012
10.2	Intellectual Property Security Agreement between EdgeWave, Inc., and Partners for Growth III, L.P., dated January 30, 2012